                                                                    Exhibit 24.1

                            POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of First Bank System, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

         Signature                     Title                   Date
         ---------                     -----                   ----

/s/ John F. Grundhofer        Chairman, President,         January 15, 1997
---------------------------   Chief Executive Officer
    John F. Grundhofer            and Director
                           (principal executive officer)

/s/ Susan E. Lester           Executive Vice President     January 15, 1997
---------------------------   and Chief Financial Officer
    Susan E. Lester         (principal financial officer)

/s/ David J. Parrin           Senior Vice President        January 15, 1997
---------------------------       and Controller
    David J. Parrin         (principal accounting officer)

/s/ Arthur D. Collins, Jr.           Director              January 15, 1997
---------------------------
    Arthur D. Collins, Jr.


/s/ Peter H. Coors                   Director              January 15, 1997
---------------------------
    Peter H. Coors


/s/ Roger L. Hale                    Director              January 15, 1997
---------------------------
    Roger L. Hale

         Signature                     Title                   Date
         ---------                     -----                   ----

  /s/ Delbert W. Johnson             Director              January 15, 1997
---------------------------
    Delbert W. Johnson


/s/ Norman M. Jones                  Director              January 15, 1997
---------------------------
    Norman M. Jones


/s/ Richard L. Knowlton              Director              January 15, 1997
---------------------------
    Richard L. Knowlton


/s/ Jerry W. Levin                   Director              January 15, 1997
---------------------------
    Jerry W. Levin


/s/ Kenneth A. Macke                 Director              January 15, 1997
---------------------------
    Kenneth A. Macke


                                     Director                        , 1997
---------------------------                                ----------
    Marilyn C. Nelson


/s/ Edward J. Phillips               Director              January 15, 1997
---------------------------
    Edward J. Phillips


                                      Director                        , 1997
---------------------------                                -----------
    James J. Renier


/s/ S. Walter Richey                 Director              January 15, 1997
---------------------------
    S. Walter Richey


/s/ Richard L. Robinson              Director              January 15, 1997
---------------------------
    Richard L. Robinson


/s/ Richard L. Schall                Director              January 15, 1997
---------------------------
    Richard L. Schall


/s/ Walter Scott, Jr.                Director              January 15, 1997
---------------------------
    Walter Scott, Jr.